SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 1995



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                  23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)             Identification
No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                  19102
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

   On June 20, 1995 Westmoreland issued WARN notices to its employees at its Virginia Division. See attached news release for details.

Item 7.    Exhibits.

1.	News release dated June 20, 1995.







EXHIBIT INDEX


                                                        Sequentially
Exhibit    Description of Exhibit                         Numbered
Number                                                      Page
  1        News release dated June 20, 1995                   4












SIGNATURE





	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


		  WESTMORELAND COAL COMPANY




Date:  June 21, 1995		By:
			   Francis J. Boyle
		     Senior Vice President,
		     Chief Financial Officer and Treasurer